UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2019

HC2 Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35201	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Park Avenue, 30th Floor	10022
New York, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2690

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition

On March 12, 2019, HC2 Holdings, Inc. (the “Company”) issued a press release setting forth its results for the three months and full year ended December 31, 2018 (the “Earnings Release”) and posted the HC2 Holdings, Inc. Fourth Quarter and Full Year 2018 Conference Call investor presentation to its Investor Relations section of the Company’s website at http://www.hc2.com. A copy of the Earnings Release and the investor presentation are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information set forth in (and incorporated by reference into) this Item 2.02 and the exhibits referred to herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

As previously announced, the Company will conduct a conference call today, Tuesday, March 12, 2019 at 5:00 p.m. The presentation slides to be used during the call will be available on the “Investor Relations” section of the Company’s website (http://www.hc2.com) immediately prior to the call.  The conference call and the presentation slides will be simultaneously webcast on the “Investor Relations” section of the Company’s website beginning at 5:00 p.m. ET on Tuesday, March 12, 2019.  The information contained in, or that can be accessed through, the Company’s website is not a part of this filing.

The information set forth in (and incorporated by reference into) this Item 7.01 and the exhibits referred to herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release of HC2 Holdings, Inc., dated March 12, 2019
99.2	HC2 Holdings, Inc. Fourth Quarter and Full Year 2018 Conference Call Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

March 12, 2019	By:	/s/ Michael J. Sena

Name: Michael J. Sena
Title: Chief Financial Officer